EXHIBIT 99.1

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED DECEMBER 31, 2019

cdr
CEDAR REALTY TRUST

GIANT

ULTA

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2019

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

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CEDAR REALTY TRUST REPORTS FOURTH

QUARTER 2019 RESULTS

Port Washington, New York – February 6, 2020 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the fourth quarter and full year 2019. Net loss attributable to common shareholders was $(0.15) per diluted share for the fourth quarter and net loss attributable to common shareholders was $(0.12) per diluted share for the full year 2019.  Other highlights include:

Highlights

•	Operating Funds from operations (FFO) of $0.11 per diluted share for the quarter and $0.45 for the year
•	NAREIT-defined FFO of $0.12 per diluted share for the quarter and $0.46 for the year
•	Same-property net operating income (NOI) increased 0.1% for the quarter and 0.3% for the year
•	Signed 41 new and renewal leases for 297,100 square feet in the quarter and 162 new and renewal leases for 1,742,100 square feet for the year
•	Comparable cash-basis lease spreads of 1.7% for the quarter and 2.1% for the year
•	Both total portfolio and same-property portfolio 93.2% leased at year-end

Financial Results

Net loss attributable to common shareholders for the fourth quarter of 2019 was $(12.7) million or $(0.15) per diluted share, compared to net income of $1.9 million or $0.02 per diluted share for the same period in 2018. The principal differences in the comparative three-month results were an impairment charge on a property held for sale, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2019. Net loss attributable to common shareholders for the full year 2019 was $(9.7) million or $(0.12) per diluted share, compared to net loss of $(10.5) million or $(0.13) per diluted share for the full year 2018. The principal differences in the comparative full year results were an impairment charge on a property held for sale, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2019, and impairment charges related to properties held for sale, lease termination income, early extinguishment of debt costs and preferred stock redemption costs in 2018.

NAREIT-defined FFO for the fourth quarter of 2019 was $11.0 million or $0.12 per diluted share, compared to $11.7 million or $0.13 per diluted share for the same period in 2018. Operating FFO for the fourth quarter of 2019 was $9.7 million or $0.11 per diluted share, compared to $11.7 million or $0.13 per diluted share for the same period in 2018. The difference between Operating FFO and NAREIT-defined FFO in 2019 were management transition and redevelopment costs. The principal differences between the comparative three-months Operating FFO results were an increase in in general and administrative expenses as a result of the adoption of the new lease accounting standard and property dispositions in 2019.

NAREIT-defined FFO for the full year 2019 was $42.1 million or $0.46 per diluted share, compared to $45.2 million or $0.49 per diluted share for the same period in 2018. Operating FFO for the full year 2019 was $40.8 million or $0.45 per diluted share, compared to $53.6 million or $0.58 per diluted share for the full year 2018. The differences between Operating FFO and NAREIT-defined FFO were management transition and redevelopment costs in 2019, and preferred stock redemption costs and early extinguishment of debt costs in 2018. The principal difference between the full year Operating FFO results was an increase in general and administrative expenses as a result of the adoption of the new lease accounting standard and property dispositions in 2019, and lease termination income in 2018.

Portfolio Update

During the fourth quarter of 2019, the Company signed 41 leases for 297,100 square feet. On a comparable space basis, the Company leased 286,200 square feet at a positive lease spread of 1.7% on a cash basis (new leases decreased 12.0% and renewals increased 5.9%). During the full year 2019, the Company signed 162 leases for 1,742,100 square feet. On a comparable space basis, the Company leased 1,716,300 square feet at a positive lease spread of 2.1% on a cash basis (new leases increased 10.1% and renewals increased 0.5%).

Same-property NOI increased 0.1% for the fourth quarter of 2019, and increased 0.3% for the full year 2019, both excluding redevelopments, as compared to the same periods in 2018.

The Company’s total portfolio, excluding properties held for sale, was 93.2% leased at December 31, 2019, compared to 92.3% at September 30, 2019 and 91.0% at December 31, 2018. The Company’s same-property portfolio was 93.2% leased at December 31, 2019, compared to 93.1% at September 30, 2019 and 92.0% at December 31, 2018.

As of December 31, 2019, The Commons, located in Dubois, Pennsylvania, Carll’s Corner, located in Bridgeton, New Jersey and Suffolk Plaza, located in Suffolk, Virginia, have been classified as “real estate held for sale”.

Balance Sheet

Debt

As of December 31, 2019, the Company had $95.6 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization for real estate (EBITDAre) of 8.7 times. Further, the Company has no debt maturities until early 2021.

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Equity

On December 18, 2018, the Company’s Board of Directors approved a stock repurchase program, which authorized the purchase of up to $30.0 million of the Company’s common stock in the open market or through private transactions, subject to market conditions, from time to time, through December 18, 2019. During the three months ended March 31, 2019, the Company repurchased 2,050,000 shares at a weighted average price per share of $3.34. There have been no repurchases subsequent to March 31, 2019. Since approval of the plan on December 18, 2018, the Company has repurchased a total of 2,823,000 shares at a weighted average price per share of $3.25.

2020 Guidance

The Company’s initial 2020 guidance is as follows:

Guidance
Net loss attributable to common shareholders per diluted share	($0.12) – ($0.10)
NAREIT-defined FFO per diluted share	$0.48 – $0.50
Operating FFO per diluted share	$0.49 – $0.51

The guidance is based, in part, on the following:

•	Same-property NOI growth excluding redevelopment properties relatively flat
o	Reflecting less than a full year of contractual rent from our two A.C. Moore locations given the uncertainty surrounding this tenant (approximately 1% of same-property NOI)
•	Same-property NOI growth including redevelopment properties down 1% to 2% driven by:
o	Vacating tenants to facilitate our three urban mixed-use redevelopments
o	Proactively recapturing the K-Mart space at Valley Plaza in early 2020 to facilitate a future value-add renovation
•	Lease termination income from Shoppers Food Warehouse for the early termination of its lease at Metro Square, net of foregone rental payments, of approximately $0.07 per diluted share
•	Decrease in amortization income from intangible lease liabilities of approximately $0.02 per diluted share
•	Dispositions of approximately $15 million to $25 million primarily in the second half of 2020
•	No acquisitions included in guidance; guidance range will be updated quarterly for any closed acquisitions

The principal difference between NAREIT-defined FFO and Operating FFO in the above for 2020 is related to redevelopments.

The following table reconciles the Company’s initial 2020 guidance from net loss attributable to common shareholders per diluted share to NAREIT-defined FFO per diluted share and Operating FFO per diluted share:

	Guidance
	per diluted share
	Low	High
Net loss attributable to common shareholders	($0.12)	($0.10)
Real estate depreciation and amortization	$0.53	$0.53
Gain on sales / Impairments, net	$0.07	$.07
NAREIT-defined FFO	$0.48	$0.50
Redevelopment costs expensed pursuant to GAAP	$0.01	$0.01
Operating FFO	$0.49	$0.51

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three months and full year ended December 31, 2019 and 2018 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance

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because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended December 31, 2019. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, February 6, 2020, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on February 6, 2020, until midnight (ET) on February 20, 2020. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13697868 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 56 properties, with approximately 8.3 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	December 31,
	2019	2018
ASSETS
Real estate, at cost	$1,515,206,000	$1,508,682,000
Less accumulated depreciation	(389,861,000)	(361,969,000)
Real estate, net	1,125,345,000	1,146,713,000
Real estate held for sale	13,230,000	11,592,000
Cash and cash equivalents	2,747,000	1,977,000
Receivables	22,164,000	21,977,000
Other assets and deferred charges, net	42,139,000	40,642,000
TOTAL ASSETS	$1,205,625,000	$1,222,901,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable	$46,370,000	$47,315,000
Finance lease obligation	5,364,000	5,387,000
Unsecured revolving credit facility	106,000,000	100,000,000
Unsecured term loans	472,841,000	472,132,000
Accounts payable and accrued liabilities	50,502,000	26,142,000
Unamortized intangible lease liabilities	10,473,000	13,209,000
Total liabilities	691,550,000	664,185,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	351,020,000	395,884,000
Noncontrolling interests	3,514,000	3,291,000
Total equity	514,075,000	558,716,000

TOTAL LIABILITIES AND EQUITY	$1,205,625,000	$1,222,901,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2019	2018	2019	2018
PROPERTY REVENUES
Rental revenues	$35,328,000	$36,704,000	$142,719,000	$147,236,000
Other	300,000	228,000	1,364,000	4,784,000
Total property revenues	35,628,000	36,932,000	144,083,000	152,020,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	7,143,000	7,589,000	27,593,000	27,771,000
Real estate and other property-related taxes	5,279,000	4,951,000	20,754,000	20,123,000
Total property operating expenses	12,422,000	12,540,000	48,347,000	47,894,000

PROPERTY OPERATING INCOME	23,206,000	24,392,000	95,736,000	104,126,000

OTHER EXPENSES AND INCOME
General and administrative	3,702,000	4,170,000	18,804,000	16,915,000
Depreciation and amortization	14,839,000	9,808,000	45,861,000	40,053,000
Gain on sales	-	-	(2,942,000)	(4,864,000)
Impairment charges	8,938,000	-	8,938,000	20,689,000
Total other expenses and income	27,479,000	13,978,000	70,661,000	72,793,000

OPERATING (LOSS) INCOME	(4,273,000)	10,414,000	25,075,000	31,333,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,641,000)	(5,678,000)	(23,509,000)	(22,146,000)
Early extinguishment of debt costs	-	-	-	(4,829,000)
Total non-operating income and expense	(5,641,000)	(5,678,000)	(23,509,000)	(26,975,000)

NET (LOSS) INCOME	(9,914,000)	4,736,000	1,566,000	4,358,000

Attributable to noncontrolling interests	(55,000)	(116,000)	(490,000)	(469,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(9,969,000)	4,620,000	1,076,000	3,889,000

Preferred stock dividends	(2,688,000)	(2,688,000)	(10,752,000)	(10,863,000)
Preferred stock redemption costs	-	-	-	(3,507,000)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(12,657,000)	$1,932,000	$(9,676,000)	$(10,481,000)

NET (LOSS) INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(0.15)	$0.02	$(0.12)	$(0.13)

Weighted average number of common shares - basic and diluted	86,261,000	88,998,000	86,341,000	88,420,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	December 31,
	2019	2018

Construction in process (included in real estate, at cost)	$26,624,000	$15,151,000

Receivables
Rents and other tenant receivables, net	$5,061,000	$4,443,000
Mortgage note receivable	3,500,000	3,500,000
Straight-line rents	13,603,000	14,034,000
	$22,164,000	$21,977,000

Other assets and deferred charges, net
Lease origination costs	$19,947,000	$21,623,000
Right-of-use assets (a)	13,638,000	-
Interest rate swap assets	136,000	8,871,000
Prepaid expenses	6,048,000	5,790,000
Revolving credit facility issuance costs	1,021,000	1,627,000
Other	1,349,000	2,731,000
	$42,139,000	$40,642,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$29,544,000	$24,566,000
Right-of-use liabilities (a)	13,778,000	-
Interest rate swap liabilities	7,180,000	1,576,000
	$50,502,000	$26,142,000

Statements of Operations	Three months ended December 31,		Years ended December 31,
	2019	2018	2019	2018
Rental revenues
Base rents	$26,051,000	$26,729,000	$105,041,000	$107,630,000
Expense recoveries	8,398,000	8,578,000	33,475,000	33,378,000
Percentage rent	271,000	328,000	971,000	725,000
Straight-line rents	(6,000)	318,000	405,000	1,142,000
Amortization of intangible lease liabilities, net	614,000	751,000	2,827,000	4,361,000
	$35,328,000	$36,704,000	$142,719,000	$147,236,000

(a)

In connection with the adoption of the new lease accounting standard in accordance with GAAP, effective January 1, 2019, the Company recorded right-of-use assets and liabilities based on future obligations under ground lease and executive office lease agreements for which the Company is the lessee.

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2019	2018	2019	2018
Net (loss) income attributable to common shareholders	$(12,657,000)	$1,932,000	$(9,676,000)	$(10,481,000)
Real estate depreciation and amortization	14,793,000	9,763,000	45,677,000	39,858,000
Limited partners' interest	(77,000)	13,000	(57,000)	(28,000)
Gain on sales	-	-	(2,942,000)	(4,864,000)
Impairment charges	8,938,000	-	8,938,000	20,689,000
Consolidated minority interests:
Share of income	132,000	103,000	547,000	497,000
Share of FFO	(98,000)	(87,000)	(414,000)	(430,000)
Funds From Operations ("FFO") applicable to diluted common shares	11,031,000	11,724,000	42,073,000	45,241,000
Adjustments for items affecting comparability:
Reversal of management transition costs (a)	(1,500,000)	-	(1,500,000)	-
Redevelopment costs (b)	196,000	-	196,000	-
Financing costs (c)	-	-	-	4,829,000
Preferred stock redemption costs	-	-	-	3,507,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$9,727,000	$11,724,000	$40,769,000	$53,577,000

FFO per diluted common share:	$0.12	$0.13	$0.46	$0.49

Operating FFO per diluted common share:	$0.11	$0.13	$0.45	$0.58

Weighted average number of diluted common shares:
Common shares and equivalents	90,519,000	92,907,000	90,607,000	92,361,000
OP Units	537,000	553,000	547,000	429,000
	91,056,000	93,460,000	91,154,000	92,790,000

Additional Disclosures (d):
Straight-line rents	$(6,000)	$318,000	$405,000	$1,142,000
Amortization of intangible lease liabilities	614,000	751,000	2,827,000	4,361,000
Non-real estate amortization	365,000	356,000	1,471,000	1,547,000
Share-based compensation, net	1,039,000	962,000	4,117,000	3,763,000
Maintenance capital expenditures (e)	1,850,000	2,299,000	9,272,000	6,396,000
Lease related expenditures (f)	2,963,000	1,044,000	9,506,000	8,211,000
Development and redevelopment capital expenditures	6,346,000	4,847,000	20,309,000	20,104,000
Capitalized interest and financing costs	462,000	403,000	1,649,000	1,528,000

(a)

General and administrative expenses were reduced as a result of the reversal of previously accrued expenses associated with the termination of the prior Chief Operating Officer. As original estimated expenses were added back to operating FFO when recorded in 2016, the reversal of such expenses have been deducted from Operating FFO.

(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Represents extinguishment of debt costs.
(d)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(e)	Consists of payments for building and site improvements.
(f)	Consists of payments for tenant improvements and leasing commissions.

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CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended December 31,				Years ended December 31,
	2019		2018		2019		2018
Net (loss) income	$(9,914,000)		$4,736,000		$1,566,000		$4,358,000
Interest expense	5,641,000		5,678,000		23,509,000		22,146,000
Depreciation and amortization	14,839,000		9,808,000		45,861,000		40,053,000
Gain on sales	-		-		(2,942,000)		(4,864,000)
Impairment charges	8,938,000		-		8,938,000		20,689,000
EBITDAre	19,504,000		20,222,000		76,932,000		82,382,000
Adjustments for items affecting comparability:
Reversal of management transition costs (a)	(1,500,000)		-		(1,500,000)		-
Redevelopment costs (b)	196,000		-		196,000		-
Financing costs (c)	-		-		-		4,829,000
Adjusted EBITDAre	$18,200,000		$20,222,000		$75,628,000		$87,211,000

Net debt
Debt, excluding issuance costs	$627,679,000		$622,674,000		$627,679,000		$622,674,000
Finance lease obligation	5,665,000		5,696,000		5,665,000		5,696,000
Unrestricted cash and cash equivalents	(2,747,000)		(1,977,000)		(2,747,000)		(1,977,000)
	$630,597,000		$626,393,000		$630,597,000		$626,393,000

Fixed charges (d)
Interest expense	$5,770,000		$5,778,000		$23,812,000		$22,273,000
Preferred stock dividends	2,688,000		2,688,000		10,752,000		10,863,000
Scheduled mortgage repayments	261,000		251,000		1,027,000		2,334,000
	$8,719,000		$8,717,000		$35,591,000		$35,470,000

Debt and Coverage Ratios (e)
Net debt to Adjusted EBITDAre	8.7	x	7.8	x	8.4	x	7.7	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.2	x	3.5	x	3.2	x	3.7	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.1	x	2.3	x	2.1	x	2.3	x

(a)

General administrative expenses were reduced as a result of the reversal of previously accrued expenses associated with the termination of the prior Chief Operating Officer. As original estimated expenses were added back to Adjusted EBITDAre when recorded in 2016, the reversal of such expenses have been deducted from Adjusted EBITDAre.

(b)	Includes redevelopment project costs expensed pursuant to GAAP such as certain demolition and lease termination costs.
(c)	Represents extinguishment of debt costs.
(d)	Includes properties "held for sale".
(e)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

11

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of December 31, 2019

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza mortgage	Jun 2026	3.9%	46,679,000
Senator Square finance lease obligation (a)	Sep 2050	5.3%	5,665,000

Unsecured debt (b):
Variable-rate (c):
Revolving credit facility (d)	Sep 2021	3.2%	106,000,000
Term loan	Sep 2022	3.3%	50,000,000

Fixed-rate (e):
Term loan	Feb 2021	3.6%	75,000,000
Term loan	Feb 2022	3.0%	50,000,000
Term loan	Sep 2022	2.8%	50,000,000
Term loan	Apr 2023	3.2%	100,000,000
Term loan	Sep 2024	3.7%	75,000,000
Term loan	Jul 2025	4.6%	75,000,000
Total unsecured debt	weighted average	3.4%	581,000,000

Total debt	weighted average	3.5%	633,344,000

Unamortized mortgage, finance lease and term loan issuance costs			(2,769,000)

Total debt			$630,575,000

Fixed to variable rate debt ratio:
Fixed-rate debt		75.4%	$477,344,000
Variable-rate debt		24.6%	156,000,000
		100.0%	$633,344,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2020	$1,034,000	$33,000	$-		$-	$1,067,000
2021	1,074,000	35,000	106,000,000	(d)	75,000,000	182,109,000
2022	1,116,000	37,000	-		150,000,000	151,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	39,836,000	48,000	-		-	39,884,000
Thereafter	-	5,388,000	-		-	5,388,000
	$46,679,000	$5,665,000	$106,000,000		$475,000,000	$633,344,000

(a)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(b)

During the first quarter of 2020, the weighted average interest rate for the Company’s unsecured credit facilities will increase 14 bps (ranging from an increase of 10 bps to 15 bps for each individual borrowing) as a result of a slight increase in the Company’s leverage ratio.

(c)	For variable-rate debt, rate in effect as of December 31, 2019.
(d)	Subject to a one-year extension at the Company's option.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

12

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$23.39	Big Y	63,817
Brickyard Plaza	2004	227,598	99.2%	8.75	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
					PetSmart	20,405
Groton Shopping Center	2007	130,264	100.0%	12.42	TJ Maxx	30,000
					Goodwill	21,306
					Aldi	17,664
					Planet Fitness	17,500
Jordan Lane	2005	177,504	74.5%	12.81	Stop & Shop	60,632
					Crunch Fitness	20,283
New London Mall	2009	259,566	93.4%	14.97	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					PetSmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.85	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,141,979	93.7%	12.09

Delaware
Christina Crossing	2017	119,446	90.7%	19.36	Shop Rite	68,621

Maryland / Washington, D.C.
East River Park	2015	150,038	97.4%	22.03	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	18.66	Shoppers Food Warehouse	58,668
Oakland Mills	2005	59,308	89.3%	11.68	LA Mart	39,279
San Souci Plaza (b)	2009	264,134	82.3%	11.38	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Home Goods	19,688
					World Gym	15,612
Senator Square	2018	61,691	100.0%	21.11	Unity Health Care	18,750
Shoppes at Arts District	2016	35,676	100.0%	36.76	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	100.0%	5.94	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	138,843	74.6%	13.31	Food Lion	37,692
Total Maryland / Washington, D.C.		972,525	90.5%	14.52

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	78.8%	12.32	Shaw's	68,000
					Work Out World	32,250
Franklin Village Plaza	2004/2012	303,524	90.1%	21.12	Stop & Shop	75,000
					Marshalls	26,890
					Boost Fitness	15,807
Kings Plaza	2007	168,243	81.0%	8.63	Fun Z Trampoline Park	42,997
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	97,756	96.1%	10.10	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,187	100.0%	14.07	Stop & Shop	74,977
13

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Massachusetts (continued)
Timpany Plaza	2007	182,799	67.4%	9.96	Big Lots	28,027
					Gardner Theater	27,576
					Tractor Supply	19,831
Webster Commons	2007	98,984	96.7%	11.77	Big Lots	37,024
					Planet Fitness	18,681
Total Massachusetts		1,122,616	85.7%	13.95

New Jersey
Pine Grove Plaza	2003	86,089	80.9%	11.84	Peebles	24,963
The Shops at Bloomfield Station	2016	63,844	89.9%	19.97	Super Foodtown	28,505
Washington Center Shoppes	2001	157,394	89.5%	10.34	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		307,327	87.2%	12.80

New York
Carman's Plaza	2007	195,485	85.2%	19.95	24 Hour Fitness	54,106
					Key Foods	32,570
					Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	2001	137,415	90.3%	15.68	Acme Markets	50,918
Camp Hill	2002	430,198	99.7%	15.24	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	410,432	98.6%	13.71	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Old Navy	15,500
Crossroads II (b)	2008	133,717	95.0%	20.65	Giant Foods	78,815
Fairview Commons	2007	52,964	75.3%	10.14	Grocery Outlet	16,650
Fishtown Crossing (f/k/a Port Richmond Village)	2001	120,375	91.8%	14.82	IGA Supermarket	40,000
					Pep Boys	20,615
Girard Plaza	2019	35,688	100.0%	15.03	Save A Lot	17,228
Gold Star Plaza	2006	71,720	95.5%	8.94	Redner's	48,920
Golden Triangle	2003	202,790	87.1%	13.19	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Immunotek	15,242
Halifax Plaza	2003	51,510	100.0%	13.54	Giant Foods	32,000
Hamburg Square	2004	102,058	96.7%	6.49	Redner's	56,780
					Chesaco RV	31,570
Lawndale Plaza	2015	92,773	100.0%	18.65	Shop Rite	63,342
Meadows Marketplace	2004/2012	91,518	92.4%	15.75	Giant Foods	67,907
Newport Plaza	2003	64,489	100.0%	12.81	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.20	Redner's	53,019
Palmyra Shopping Center	2005	111,051	89.7%	7.73	Weis Markets	46,912
					Goodwill	18,104
Quartermaster Plaza	2014	456,602	90.7%	14.79	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					PetSmart	19,089
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Riverview Plaza	2003	189,032	100.0%	20.24	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	194,435	93.8%	13.63	Shop Rite	55,533
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
					Kid City	16,623
Swede Square	2003	100,816	85.0%	18.31	LA Fitness	37,200
The Point	2000	262,620	85.6%	14.87	Giant Foods	76,627
					Burlington Coat Factory	44,147
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	79.6%	11.22	Kohl's	88,248
					Lehigh Wellness Partners	33,227
					Maxx Fitness	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	325,171	94.5%	14.09	Giant Foods	78,335
					Hobby Lobby	57,512
					Burlington Coat Factory	40,000
					Big Lots	33,824
					Tractor Supply	19,097
Total Pennsylvania		4,043,807	92.7%	14.29

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.13	Kroger	57,662
					Michaels	23,981
Elmhurst Square	2006	66,254	93.1%	10.53	Food Lion	38,272
General Booth Plaza	2005	71,639	100.0%	15.19	Food Lion	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	78,162	93.0%	11.61	Walmart	41,975
					The Iron Asylum	16,938
Oak Ridge Shopping Center	2006	38,700	100.0%	11.03	Food Lion	33,000
Total Virginia		424,731	97.6%	12.75

Total (93.2% leased at December 31, 2019)		8,327,916	91.5%	$14.02

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

15

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
4th Quarter 2019	40	286,200	$14.64	$14.40	1.7%	$11.28	5.3
3rd Quarter 2019	40	576,200	$9.44	$8.70	8.5%	$16.74	8.4
2nd Quarter 2019	35	448,000	$14.37	$14.74	-2.5%	$4.29	5.6
1st Quarter 2019	40	405,900	$12.08	$11.81	2.3%	$6.43	5.7
Total	155	1,716,300	$12.22	$11.96	2.1%	$10.14	6.5

New Leases - Comparable
4th Quarter 2019	12	75,600	$11.29	$12.83	-12.0%	$42.72	9.3
3rd Quarter 2019	14	165,500	$10.84	$8.44	28.4%	$58.28	10.2
2nd Quarter 2019	5	14,200	$17.73	$16.19	9.6%	$58.63	7.8
1st Quarter 2019	11	72,300	$12.80	$12.15	5.4%	$32.25	7.5
Total	42	327,600	$11.67	$10.61	10.1%	$48.96	9.3

Renewals - Comparable
4th Quarter 2019	28	210,600	$15.84	$14.96	5.9%	$0.00	3.9
3rd Quarter 2019	26	410,700	$8.88	$8.81	0.9%	$0.00	7.7
2nd Quarter 2019	30	433,800	$14.26	$14.70	-3.0%	$2.51	5.5
1st Quarter 2019	29	333,600	$11.92	$11.74	1.6%	$0.84	5.3
Total	113	1,388,700	$12.35	$12.28	0.5%	$0.99	5.9

Total Comparable and Non-Comparable
4th Quarter 2019	41	297,100	$15.08	N/A	N/A	$13.24	5.5
3rd Quarter 2019	42	579,400	$9.49	N/A	N/A	$16.82	8.4
2nd Quarter 2019	37	452,400	$14.75	N/A	N/A	$4.25	5.7
1st Quarter 2019	42	413,200	$12.51	N/A	N/A	$6.70	5.9
Total	162	1,742,100	$12.53	N/A	N/A	$10.55	6.6

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

16

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2019

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	8	538,000	6.5%	$9,007,000	$16.74	8.4%
Shop Rite	4	252,000	3.0%	4,401,000	17.46	4.1%
Stop & Shop	3	211,000	2.5%	2,786,000	13.20	2.6%
Dollar Tree	21	224,000	2.7%	2,391,000	10.67	2.2%
LA Fitness	4	158,000	1.9%	2,110,000	13.35	2.0%
Big Y	2	106,000	1.3%	2,006,000	18.92	1.9%
Home Depot	2	253,000	3.0%	1,977,000	7.81	1.9%
Staples	5	106,000	1.3%	1,773,000	16.73	1.7%
BJ's Wholesale Club	1	118,000	1.4%	1,760,000	14.92	1.6%
Marshalls	6	170,000	2.0%	1,558,000	9.16	1.5%
United Artists	1	78,000	0.9%	1,538,000	19.72	1.4%
Food Lion	4	163,000	2.0%	1,530,000	9.39	1.4%
Shoppers Food Warehouse	2	120,000	1.4%	1,297,000	10.81	1.2%
Planet Fitness	5	99,000	1.2%	1,279,000	12.92	1.2%
Walmart	3	192,000	2.3%	1,193,000	6.21	1.1%
Redner's	3	159,000	1.9%	1,160,000	7.30	1.1%
Kohl's	2	147,000	1.8%	1,031,000	7.01	1.0%
Home Goods	4	105,000	1.3%	999,000	9.51	0.9%
PetSmart	3	63,000	0.8%	971,000	15.41	0.9%
Shaw's	1	68,000	0.8%	925,000	13.60	0.9%
Sub-total top twenty tenants	84	3,330,000	40.0%	41,692,000	12.52	39.0%
Remaining tenants	732	4,289,000	51.5%	65,151,000	15.19	61.0%
Sub-total all tenants (b)	816	7,619,000	91.5%	$106,843,000	$14.02	100.0%
Vacant space	N/A	709,000	8.5%
Total	816	8,328,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,247,000	68.9%	$58,793,000	$11.21	55.0%
Small tenants	2,372,000	31.1%	48,050,000	20.26	45.0%
Total	7,619,000	100.0%	$106,843,000	$14.02	100.0%

17

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2019

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	50	273,000	3.6%	$4,865,000	$17.82	4.6%
2020	90	548,000	7.2%	8,786,000	16.03	8.2%
2021	134	864,000	11.3%	14,358,000	16.62	13.4%
2022	105	593,000	7.8%	9,705,000	16.37	9.1%
2023	77	580,000	7.6%	8,275,000	14.27	7.7%
2024	92	874,000	11.5%	11,526,000	13.19	10.8%
2025	82	1,094,000	14.4%	14,401,000	13.16	13.5%
2026	34	283,000	3.7%	4,571,000	16.15	4.3%
2027	34	272,000	3.6%	3,828,000	14.07	3.6%
2028	36	377,000	4.9%	4,542,000	12.05	4.3%
2029	41	700,000	9.2%	8,948,000	12.78	8.4%
2030	18	513,000	6.7%	4,935,000	9.62	4.6%
Thereafter	23	648,000	8.5%	8,103,000	12.50	7.6%
All tenants	816	7,619,000	100.0%	$106,843,000	$14.02	100.0%
Vacant space	N/A	709,000	N/A
Total portfolio	816	8,328,000	N/A

18

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended December 31,		Years ended December 31,
	2019	2018	2019	2018
Base Rents	$21,215,000	$21,464,000	$84,605,000	$85,281,000
Expense Recoveries	6,544,000	6,687,000	26,134,000	25,946,000
Total Revenues	27,759,000	28,151,000	110,739,000	111,227,000
Operating expenses	8,973,000	9,376,000	34,587,000	35,303,000
Same-Property NOI	$18,786,000	$18,775,000	$76,152,000	$75,924,000

Occupied	91.3%	91.8%	91.3%	91.8%
Leased	93.2%	92.0%	93.2%	92.0%
Average base rent	$13.48	$13.26	$13.48	$13.26
Number of same properties	47	47	47	47
Same-Property NOI growth	0.1%		0.3%

Same-Property NOI Reconciliation (a)	Three months ended December 31,		Years ended December 31,
	2019	2018	2019	2018
Operating (loss) income	$(4,273,000)	$10,414,000	$25,075,000	$31,333,000
Add (deduct):
General and administrative	3,702,000	4,170,000	18,804,000	16,915,000
Gain on sales	-	-	(2,942,000)	(4,864,000)
Impairment charges	8,938,000	-	8,938,000	20,689,000
Depreciation and amortization	14,839,000	9,808,000	45,861,000	40,053,000
Straight-line rents	6,000	(318,000)	(405,000)	(1,142,000)
Amortization of intangible lease liabilities	(614,000)	(751,000)	(2,827,000)	(4,361,000)
Other adjustments	74,000	63,000	(89,000)	(87,000)
NOI related to properties not defined as same-property	(3,886,000)	(4,611,000)	(16,263,000)	(22,612,000)
Same-Property NOI	$18,786,000	$18,775,000	$76,152,000	$75,924,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

19

CEDAR REALTY TRUST, INC.

Summary of Acquisitions, Dispositions and Real Estate Held For Sale

			Date	Purchase
Acquisition	Location	GLA	Acquired	Price
Girard Plaza	Philadelphia, PA	35,688	6/19/2019	$8,500,000

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Maxatawny Marketplace	Maxatawny, PA	68,730	2/15/2019	$10,330,000
Fort Washington Center	Fort Washington, PA	41,000	6/26/2019	9,048,000
		109,730		$19,378,000

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	42.0%	$10.24
Suffolk Plaza	Suffolk, VA	67,216	100.0%	10.90
The Commons	Dubois, PA	203,309	59.2%	8.51
		400,107	60.5%	$9.56

20

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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